Virtus Mid-Cap Growth Fund,

Virtus Strategic Allocation Fund,

Virtus Strategic Growth Fund,

Virtus Tactical Allocation Fund,

each a series of Virtus Equity Trust

Supplement dated March 7, 2017 to the Summary Prospectuses, Virtus Equity Trust Statutory Prospectus

and Statement of Additional Information (“SAI”), dated July 29, 2016, as supplemented

Important Notice to Investors

Effective March 6, 2017, all Class B Shares of each of the above-named funds (the “Funds”) were converted to Class A Shares of each respective Fund. The Class B Shares of the Funds have ceased to exist and are no longer available for purchase through reinvestment of dividends/capital gain distributions. Accordingly, all references to Class B Shares in each of the above-named Fund’s prospectuses and SAI are hereby removed.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VET 8019/BSharesClosed (3/2017)